UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 19, 2005

                         UNIPRO FINANCIAL SERVICES, INC.
             (Exact name of registrant as specified in its charter)

           Florida                    000-50491                 65-1193022
(State or other jurisdiction         (Commission              (IRS Employer
       of incorporation)             File Number)          Identification No.)

           31200 Via Colinas
               Suite 200
      Westlake Village, California                                91362
(Address of principal executive offices)                        (Zip Code)

        Registrant's telephone number, including area code (818) 597-7552


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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      This Form 8-K and other reports filed by Unipro Financial Services, Inc.
(the "Registrant" or the "Company") from time to time with the Securities and Exchange Commission (collectively the "Filings") contain forward looking statements and information that are based upon beliefs of, and information currently available to, the Registrant's management as well as estimates and assumptions made by the Registrant's management. When used in the Filings the words "anticipate", "believe", "estimate", "expect", "future", "intend", "plan" or the negative if these terms and similar expressions as they relate to the Registrant or the Registrant's management identify forward looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Registrant's industry, operations and results of operations and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Item 1.01 Entry into a Material Definitive Agreement.

      On September 30, 2005, the Registrant entered into the Note Purchase Agreement pursuant to which it received $100,000 from an investor ("Investor") in exchange for a 6.45% convertible promissory note ("Note") due September 29, 2006 ("Maturity Date") and a warrant to purchase 100,000 shares of Registrant common stock at $1.00 per share ("Warrant"). Upon a change of control of the Registrant, the principal balance including all accrued interest under the Note shall convert into common stock at the lower of $1.00 per share or 90% of the price per share established for the Registrant's common stock in connection with the change of control transaction. If there is no change of control, the Note shall be due on the Maturity Date. If all principal and interest under the Note is not paid within five days of the Maturity Date, the note holder may convert the note into 10,000,000 shares of Registrant common stock. The Warrant expires on the second anniversary of the date of issuance.

Item 3.01. Unregistered Sale of Equity Securities.

      As set forth under Item 1.01, the Registrant issued the Note and the Warrant to the Investor for $100,000.

      The Registrant relied upon Section 4(2) of the Securities Act for the offer and sale. It believed that Section 4(2) was available because the offer and sale did not involve a public offering and there was not general solicitation or general advertising involved in the offer or sale.

Item 9. Financial Statements and Exhibits

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information

            Not applicable

      (c)   Exhibits.

            Exh. No.    Description
            --------    -----------

            10.1        Note Purchase Agreement

            10.2        Form of Note

            10.3        Form of Warrant

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             UNIPRO FINANCIAL SERVICES, INC.
                                                       (Registrant)

Date: October 4, 2005
                                        /s/ John Vogel
                                        ---------------------------------------
                                            John Vogel, Chief Executive Officer